Exhibit 99.1

SGH Appoints Nate Olmstead as SVP and Chief Financial Officer

Milpitas, Calif. – June 26, 2024 – SMART Global Holdings, Inc. (“SGH”) (NASDAQ: SGH) announced that Nate Olmstead has joined the company today as senior vice president and chief financial officer (“CFO”), reporting to SGH president and chief executive officer (“CEO”) Mark Adams.
“We are delighted to announce that Nate Olmstead has joined SGH to lead our finance organization,” commented Mark Adams, CEO. “Nate is a seasoned CFO with over two decades of experience in financial leadership at global technology companies. His successful track record of managing scalable businesses, combined with his strong operations and IR experience, will be a tremendous asset to our company.”
As CFO, Mr. Olmstead will lead SGH’s worldwide finance organization, which includes accounting, internal audit, investor relations, financial planning and reporting, tax, and treasury.
“I am excited to join SGH and look forward to working with the leadership team to continue the company’s transformation,” added Nate Olmstead. “With SGH’s dedicated global team and innovative solutions and capabilities that harness the power of AI, I believe we have a great opportunity ahead of us to drive growth and deliver value to our stakeholders.”
Mr. Olmstead brings more than 20 years of experience building and leading finance teams at global technology companies, having most recently served as CFO of Logitech, a multinational technology company. He also held a broad range of financial leadership roles during his 16 years at Hewlett Packard Company and Hewlett Packard Enterprise, which included: vice president of finance for global operations at Hewlett Packard Enterprise; vice president of finance, EG Global Supply Chain and Quality; vice president of finance, HP Storage and HP Converged Systems; and director of HP investor relations.
Mr. Olmstead holds a Master of Business Administration from Harvard Business School and a Bachelor of Arts in quantitative economics from Stanford University.
Use of Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements. These statements include, but are not limited to, statements concerning the company’s opportunity to drive growth and deliver value to its stakeholders. Forward-looking statements often use words such as “anticipate,” “target,” “expect,” “estimate,” “intend,” “plan,” “believe,” “could,” “will,” “may” and other words of similar meaning. These forward-looking statements are based on current expectations and preliminary assumptions that are subject to factors and uncertainties that could cause actual results to differ materially from those described in these forward-looking statements. These forward-

looking statements are subject to a number of risks, uncertainties and other factors, many of which are outside SGH’s control, including, among others, failure to realize opportunities relating to the company’s growth and stakeholder value, and other factors and risks detailed in SGH’s filings with the U.S. Securities and Exchange Commission (which include SGH’s most recent Annual Report on Form 10-K), including SGH’s future filings. Such factors and risks as outlined above and in such filings do not constitute all factors and risks that could cause actual results of SGH to be materially different from SGH’s forward-looking statements. Accordingly, investors are cautioned not to place undue reliance on any forward-looking statements. These forward-looking statements are made as of the date of this press release, and SGH does not intend, and has no obligation, to update or revise any forward-looking statements in order to reflect events or circumstances that may arise after the date of this press release, except as required by law.
About SGH
At SGH, we design, build, deploy and manage high-performance, high-availability enterprise solutions that help our customers solve for the future. Across our computing, memory, and LED lines of business, we focus on serving our customers by providing deep technical knowledge and expertise, custom design engineering, build-to-order flexibility and a commitment to best-in-class quality.

Investor Contact	PR Contact
Suzanne Schmidt	Maureen O’Leary
Investor Relations	Director, Communications
+1-510-360-8596	+1-602-330-6846
ir@sghcorp.com	pr@sghcorp.com